EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File Nos. 33-92870, 333-5175, 333-13349 and 333-19361.



                                          /s/ Arthur Andersen LLP


Phoenix, Arizona
March 23, 2001